DEBENTURE

     THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
                                                                U.S. $250,000

                              MIDISOFT CORPORATION
                 1 % CONVERTIBLE DEBENTURE DUE DECEMBER 4, 2003

         FOR VALUE RECEIVED, the Midisoft corporation (the "Company") promises to pay to BP Software, Ltd. (the registered holder hereof (the "Holder"), the principal sum of TWO HUNDRED AND FIFTY THOUSAND Dollars (US $250,000) on December 4, 2003 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time, in annual installments, in arrears on the anniversary date hereof and upon conversion as provided herein on December 4, 2003 at the rate of 1 % per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof (the "Issuance Dates) until payment in full of the principal sum has been made or duly provided for. Subject to the provision of Section 4 below, the principal of, and interest on this Debenture are payable at the option of the Company, in shares of Common Stock, no par value per share, of the Company ("Common Stock") or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder as designated in writing by the Holder from time to time. To the extent paid in shares of Common Stock, interest on this Debenture shall be paid at the "Market Price" of the Common Stock. The Market Price shall be the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Issuance Date, as reported by the National Association of Securities Dealers, or the closing bid price on the over the counter market over the five (5) trading days immediately preceding the Issuance Date, or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange for the five (5) trading days immediately preceding the Issuance Date, as reported in the Wall Street Journal. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address designated by the Holder in writing. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check.

         This Debenture is being issued pursuant to that certain Securities Purchase Agreement dated October 28, 1997 between the Company and Holder (the "Purchase Agreement"). This Debenture is subject to the following additional provisions:



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         1. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of and interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"),and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture the Company may require, prior to issuance of a new Debenture in the name of such other person that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. A. Subject to Section 4B and 4C hereof, the Holder of this Debenture is entitled, at its option to convert at any time, and from time to time, in whole or in part, the principal amount of this Debenture, provided that the principal amount is at least US 10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Ten Thousand Dollars (US $10,000), then the whole amount thereof) into One Million (1,000,000) shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the price of twenty-five cents ($0.25) per share. Conversion shall be effectuated by surrendering this Debenture to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall at the option of the Company be paid in cash or Common Stock upon conversion at the Market Price. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, the date set forth in such facsimile delivery of the notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company

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at telephone number (425-391-3610); ATTN: President or Secretary. Certificates
representing Common Stock upon conversion will be delivered within ninety (90) days from the date the notice of conversion with the original Debenture is delivered to the Company.

                  B. (i) Notwithstanding any other provision hereof to the contrary, at any time prior to the Conversion Date, the Company shall have the right to redeem all but not less than all of the outstanding principal amount of the Debentures then held by the Holder for an amount (the "Redemption Amount") equal to the sum of (i) such outstanding principal of the Debentures plus all accrued but unpaid interest thereof through the date the Redemption Price is paid to the Holder (the "Redemption Payment Date"), plus (ii) the Redemption Premium (as defined below).

                    (ii) The "Redemption Premium" shall be:

                       a. if the Redemption Payment Date is not more than 45 days from the Issuance Date, [7%] of the outstanding principal of the Debentures;

                       b. if the Redemption Payment Date is more than 45 days but not more than 90 days from the Issuance Date, [14%] of the outstanding principal of the Debentures; and

                       c. if the Redemption Payment Date is more than 90 days from the Issuance Date, [25%] of the outstanding principal of the Debentures.

                   iii. The Redemption Payment shall be paid to the Holder within ten (10) days from the date of the Notice of Redemption. Furthermore, in the event such payment is not timely made,,any rights of the Company to redeem the Debenture shall terminate, and the Notice of Redemption shall be null and void.

                C. The Company shall have the right to require, by written notice to the Holder of this Debenture at least ten (10) days prior to the Maturity Date, that the Holder of this Debenture exercise its right of conversion with respect to all or that portion of the principal amount and interest outstanding on the Maturity Date.


         5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

         6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporate, shareholder, officer or director, as such past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability

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being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         7. If the Company mergers or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidated, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, and without regard to Section 4(b) above, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

         8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         9. The indebtedness evidenced by this Debenture shall be senior and prior in right of payment of the Company's Indebtedness. "Indebtedness" shall mean the principal, unpaid interest and any other amounts due and owing on (i) indebtedness of the Company, or indebtedness on which the Company is a guarantor, whether outstanding on the date hereof or hereafter created, to banks for money borrowed by the Company or a subsidiary of the Company, whether or not secured, and (ii) any and all deferrals, renewals, refunds or extensions of such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such indebtedness, This Debenture is secured by first, prior and perfected interests in the Company's intellectual property rights, fixed assets and contracts for product delivery.

         10. This Debenture shall be governed by and construed in accordance with the laws of the State of Washington for contracts to be wholly performed in such state and without regard to the principles thereof regarding the conflict of laws. Each of the parties consents to jurisdiction in King County, Washington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection

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based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

        11. The following shall constitute an "Event of Default":

            a. The Company shall default in the payment of principal or interest on this Debenture and such default shall remain unremedied for five (5) business days after the Company has been notified of the default in writing by a Holder; or

            b. Any of the representations or warranties made by the Company herein, in the Purchase Agreement, or in any certificate or financial or other written statements furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

            c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by the Debenture or the Purchase Agreement, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Securities Purchase Agreement and any such failure shall continue uncured for five (5) business days after the Company has been notified of such failure in writing by Holder; or

            d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

            e. The Company shall (1) after the date hereof, make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidation or receiver for all or a substantial part of its property or business; or

            f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

            h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the

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relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         12. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: __________, 199_                   MIDISOFT CORPORATION



                                          By: --------------------------
                                          LARRY D. FOSTER
                                          -------------------------------
                                          (Print Name)

                                          CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                          -------------------------------------
                                                     (Title)
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                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)


         The undersigned hereby irrevocably elects to convert $_____ of the principal amount of the above Debenture No. ____ into shares of Common Stock of MIDISOFT CORPORATION (the "Company") according to the conditions hereof, as of the date written below. In converting the Debenture No. _____, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.



Date of Conversion: -----------------------------------------------------------


Applicable Conversion Price: --------------------------------------------------


Signature:  -------------------------------------------------------------------
                                        (Name)

Address:   --------------------------------------------------------------------

-------------------------------------------------------------------------------



*This original Debenture and Notice of Conversion must be received by the Company by the third business date following the Date of Conversion.

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